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April 17, 2007

This is Gabriel Wisdom.  When high quality stocks and bonds are cheap, we call them Fallen Angels: Fallen because they are down. Angels because they can rise.  Right now, many income securities are depressed and pay relatively high current yields of 6% to as high as 14%.  The Fallen Angels Income Fund is managed by Forbes magazine columnist and noted authority, Richard Lehmann.

If you want high monthly income with appreciation potential, call us at the Fallen Angels Funds, and we will send you a prospectus and investor kit.  Call 888-999-1395…888-999-1395.  Read it carefully before investing.  The prospectus contains important information including investment objectives, risks, and expenses which should be carefully considered before investing.

The Fallen Angels Income Fund: No-loads. No sales charges.  Get the investor kit.  Call 888-999-1395…888-999-1395.  The Fallen Angels Funds at FA Funds dot com.